            EX-99.B1A ARTICLES, AS AMENDED AND SUPPLEMENTED TO DATE

                      DELAWARE GROUP GOVERNMENT FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


     Delaware Group Government Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

          FIRST:       The Board of Directors of the Corporation has adopted
resolutions classifying a third class of shares of the Government Income Series of Common Stock of the Corporation as the U.S. Government Fund B Class and allocating 80,000,000 shares of authorized, unissued and unclassified Common Stock, par value $.01 per share, to the U.S. Government Fund B Class (the "B Class").

          SECOND:      The shares of the B Class shall represent proportionate
interests in the same portfolio of investments as the shares of the U.S. Government Fund (Institutional) class and the U.S. Government Fund class of the Government Income Series of the Corporation. The shares of the B Class shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the shares of the U.S. Government Fund (Institutional) class and the U.S. Government Fund class, all as set forth in the Articles of Incorporation of the Corporation, except for the differences hereafter set forth:

          1. The dividends and distributions of investment income and capital gains with respect to the B Class of shares of the Government
Income Series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary with respect to such class from the dividends and distributions of investment income and capital gains with respect to the other classes of the Government Income Series of the Corporation to reflect differing allocations of the expenses of the Corporation among the classes and any resultant difference among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the three classes of the Government Income Series of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the orders, as applicable, dated April 10, 1987 and November 9, 1992 (Investment Company Act of 1940 Release Nos. 15675 and 19086) issued by the Securities and Exchange Commission, and any existing or future amendment to such orders or any rule or interpretation under the Investment Company Act of 1940, as amended, that modifies or supersedes such orders.

          2. Except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, the holders of the B Class shares shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the B Class shares, including without limitation, the provisions of any Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (a "Distribution Plan") applicable to the B Class and (ii) no voting rights with respect to the provisions of any Distribution Plan applicable to the existing classes of the Government Income Series or with regard to any other matter submitted to a vote of stockholders which does not affect holders of the B Class shares.

          3. (a)Each share of the B Class, other than shares described in paragraph (3)(b) herein, shall be converted automatically, and without any action or choice on the part of the holder thereof, into shares of the U.S. Government Fund class on the Conversion Date. The term "Conversion Date" when used herein shall mean a date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, that is no later than three months after either (i) the date on which the eighth anniversary of the date of issuance of the share occurs, or (ii) any such other anniversary date as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time; provided that any such other anniversary date determined by the Board of Directors shall be a date that will occur prior to the anniversary date set forth in clause (i) and any such other date theretofore determined by the Board of Directors pursuant to this clause (ii); but further provided that, subject to the provisions of the next sentence, for any shares of the B Class acquired through an exchange, or through a series of exchanges, as permitted by the Corporation as provided in the Corporation's prospectus, as such prospectus may be amended from time to time, from another investment company (an "eligible investment company"), the Conversion Date shall be the conversion date applicable to the shares of stock of the eligible investment company originally subscribed for in lieu of the Conversion Date of any stock acquired through exchange if such eligible investment company issuing the stock originally subscribed for had a conversion feature, but not later than the Conversion Date determined under (i) above. For the purpose of calculating the holding period required for conversion, the date of issuance of a share of the B Class shall mean (i) in the case of a share of the B Class obtained by the holder thereof through an original subscription to the Corporation, the date of the issuance of such share of the B Class, or (ii) in the case of a share of the B Class obtained by the holder thereof through an exchange, or through a series of exchanges, from an eligible investment company, the date of issuance of the share of the eligible investment company to which the holder originally subscribed.

          (b) Each share of the B Class (i) purchased through the automatic reinvestment of a dividend or distribution with respect to the B Class or the corresponding B Class of any other investment company issuing such class of shares or (ii) issued pursuant to an exchange privilege granted by the Corporation in an exchange or series of exchanges for shares originally purchased through the automatic reinvestment of a dividend or distribution with respect to shares of capital stock of an eligible investment company shall be segregated in a separate sub-account on the stock records of the Corporation for each of the holders of record thereof. On any Conversion Date, a number of the shares held in the separate sub-account of the holder of record of the share or shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder, into shares of the U.S. Government Fund class. The number of shares in the holder's separate sub-account so converted shall (i) bear the same ratio to the total number of shares maintained in the separate sub-account on the Conversion Date (immediately prior to conversion) as the number of shares of the holder converted on the Conversion Date pursuant to paragraph (3)(a) hereof bears to the total number of B Class shares of the holder on the Conversion Date (immediately prior to conversion) after subtracting the shares then maintained in the holder's separate sub-account, or
(ii) be such other number as may be calculated in such other manner as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time.

          (c) The number of shares of the U.S. Government Fund class into which a share of the B Class is converted pursuant to paragraphs 3(a) and 3(b) hereof shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the B Class for purposes of sales and redemption thereof on the Conversion Date by the net asset value per share of the U.S. Government Fund class for purposes of sales and redemption thereof on the Conversion Date.

          (d) On the Conversion Date, the shares of the B Class converted into shares of the U.S. Government Fund class will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive
(i) the number of shares of the U.S. Government Fund class into which the shares of the B Class have been converted and (ii) declared but unpaid dividends to the Conversion Date or such other date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time and (iii) the right to vote converting shares of the B Class held as of any record date occurring on or before the Conversion Date and theretofore set with respect to any meeting held after the Conversion Date) will cease. Certificates representing shares of the U.S. Government Fund class resulting from the conversion need not be issued until certificates representing shares of the B Class converted, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

          (e)          The automatic conversion of the B Class into the U.S.
Government Fund class as set forth in paragraphs 3(a) and 3(b) of this Article SECOND shall be suspended at any time that the Board of Directors determines (i) that there is not available a reasonably satisfactory opinion of counsel to the effect that (x) the assessment of the higher fee under the Distribution Plan with respect to the B Class does not result in the Corporation's dividends or distributions constituting a "preferential dividend" under the Internal Revenue Code of 1986, as amended, and (y) the conversion of the B Class does not constitute a taxable event under federal income tax law, or (ii) any other condition to conversion set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, is not satisfied.

          (f)          The automatic conversion of the B Class into the U.S.
Government Fund class as set forth in paragraphs 3(a) and 3(b) hereof may also be suspended by action of the Board of Directors at any time that the Board of Directors determines such suspension to be appropriate in order to comply with, or satisfy the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, or any rule, regulation or order issued thereunder relating to voting by the holders of the B Class on any Distribution Plan with respect to the U.S. Government Fund class and in effect from time to time, and in connection with, or in lieu of, any such suspension, the Board of Directors may provide holders of the B Class with alternative conversion or exchange rights into other classes of stock of the Corporation in a manner consistent with the law, rule, regulation or order giving rise to the possible suspension of the conversion right.

          THIRD:       The shares of the B Class have been classified by the
Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.


          IN WITNESS WHEREOF, Delaware Group Government Fund, Inc. has caused these Articles Supplementary to be signed in its name and on this behalf this 28th day of April, 1994.

          DELAWARE GROUP GOVERNMENT FUND, INC.



                       By:/s/George M. Chamberlain, Jr.
                          -----------------------------
                          George M. Chamberlain, Jr.
                          Senior Vice President


ATTEST:



/s/Eric E. Miller
---------------------
Eric E. Miller
Assistant Secretary


          THE UNDERSIGNED, Senior Vice President of DELAWARE GROUP GOVERNMENT FUND, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.


                               /s/George M. Chamberlain, Jr.
                               -----------------------------
                               George M. Chamberlain, Jr.
                               Senior Vice President

                      DELAWARE GROUP GOVERNMENT FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


          Delaware Group Government Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") and registered under the Investment Company Act of 1940 as an open-end company, hereby certifies, in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

          FIRST:       The Corporation has authority to issue a total of One
Hundred Million (100,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of $1,000,000, Eighty Million (80,000,000) shares of which have been classified and allocated to the U.S. Government Fund class of the Government Income Series. The Board of Directors of the Corporation, in accordance with Section 2-105(c) of the Maryland General Corporation Law, has adopted a resolution increasing the aggregate number of shares of Common Stock that the Corporation has authority to issue to Two Hundred Million (200,000,000) shares.

          SECOND:      The Board of Directors of the Corporation has adopted a
resolution designating the U.S. Government fund (Institutional) class of shares of the Government Income Series (as distinguished from the existing U.S. Government Fund class of shares) as the second class of Common Stock of the Government Income Series of the Corporation and allocating Twenty Million (20,000,000) shares of the newly authorized, unissued and unallocated Common Stock of the Corporation, with a par value of One Cent ($.01) per share, to the U.S. Government Fund (Institutional) class.

          THIRD:       (a)  The total number of shares of stock which the
Corporation was authorized to issue prior to the aforesaid actions was One Hundred Million (100,000,000) shares, with a par value of One Cent ($.01) per share and an aggregate par value of One Million Dollars ($1,000,000). One series of shares was designated as the Government Income Series and Eighty Million (80,000,000) shares of common stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Eight Hundred Thousand Dollars ($800,000). One class of the Government Income Series had been designated as the U.S. Government Fund class, and Eighty Million (80,000,000) shares of the Government Income Series (par value $.01 per share) had been designated and allocated to the U.S. Government Fund class, with an aggregate par value of Eight Hundred Thousand Dollars ($800,000);

          (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Two Hundred Million (200,000,000) shares, with a par value of One Cent ($.01) per share and an aggregate par value of Two Million Dollars ($2,000,000). One series of shares is designated as the Government Income Series and One Hundred Million (100,000,000) shares of common stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of One Million Dollars ($1,000,000). Two classes of the Government Income Series have been designated as the U.S. Government Fund class, and Eighty Million (80,000,000) shares of common stock (par value $.01 per share) have been classified and allocated to the U.S. Government Fund class, with an aggregate par value of Eight Hundred Thousand Dollars ($800,000), and the U.S. Government Fund (Institutional) class, and Twenty Million (20,000,000) shares (par value $.01 per share) of common stock were classified and allocated to such class, with an aggregate par value of Two Hundred Thousand Dollars ($200,000). One Hundred Million 100,000,000) shares of common stock are authorized, unissued and unallocated shares.

          FOURTH:      The shares of the U.S. Government Fund (Institutional)
class and the U.S. Government Fund class shall represent proportionate interests in the same portfolio of investments of the Government Income Series. The shares of the U.S. Government Fund (Institutional) class of the Government Income Series of the Corporation shall have the same rights and privileges, and shall be subject to the same limitations and priorities as the shares of the U.S. Government Fund class of the Government Income Series, all as set forth in the Articles of Incorporation of the Corporation, provided that dividends paid on the shares of the U.S. Government Fund (Institutional) class of shares shall not reflect any reduction for payment of fees under the Distribution Plan of the U.S. Government Fund class adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of the U.S. Government Fund (Institutional) class shall not vote upon or with respect to any matter relating to or arising from any such Distribution Plan.

          FIFTH:       The shares of the U.S. Government Fund (Institutional)
class and the U.S. Government Fund class of the Government Income Series of the Corporation have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.

          IN WITNESS WHEREOF, Delaware Group Government Fund, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 21st day of May, 1992.

                                         DELAWARE GROUP GOVERNMENT FUND, INC.



                                         By:/s/George M. Chamberlain, Jr.
                                            -----------------------------
                                            George M. Chamberlain, Jr.
                                            Vice President



  ATTEST:



  /s/Eric E. Miller
  --------------------
  Eric E. Miller
  Assistant Secretary



          THE UNDERSIGNED, Vice President of DELAWARE GROUP GOVERNMENT FUND, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                            /s/George M. Chamberlain, Jr.
                                            -----------------------------
                                             George M. Chamberlain, Jr.

                    DELAWARE GROUP GOVERNMENT FUND, INC.

                           ARTICLES OF AMENDMENT



          DELAWARE GROUP GOVERNMENT FUND, INC., a Maryland corporation having its principal office in Baltimore City (hereinafter called the "Corporation"), certifies that:

          FIRST:       The Articles of Incorporation of the Corporation are
hereby amended by deleting the fourth paragraph of Article FIFTH in its entirety and inserting the following paragraph in lieu thereof:

          Subject to the aforesaid power of the Board of Directors, one series of shares is hereby designated as the Government Income Series and Eighty Million (80,000,000) shares of common stock are classified and allocated to such series. The Government Income Series shall consist of one class of common stock designated as the U.S. Government Fund class. Eighty Million (80,000,000) shares of common stock in the Government Income Series are classified and allocated to the U.S. Government Fund class. The shares of the U.S. Government Fund class shall reflect a reduction for payment by the U.S. Government Fund class of distribution fees pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and all shares of the U.S. Government Fund class shall be entitled to vote upon or with respect to any matter relating to or arising from any such Plan of Distribution.

          SECOND:      (a)  The total number of shares of stock which the
Corporation was authorized to issue prior to the amendment was One Hundred Million (100,000,000) shares, with a par value of One Cent ($0.01) per share and with an aggregate par value of One Million Dollars ($1,000,000). One series of shares was initially designated as the Government Income Series and Eighty Million (80,000,000) shares of common stock (par value $0.01 per share) were initially classified and allocated to such Series, with an aggregate par value of Eight Hundred Thousand Dollars ($800,000). Two classes of the Government Income Series were initially designated and classified as the Original Class, and Sixty Million (60,000,000) shares (par value $0.01 per share) of the Government Income Series were classified and allocated to such class, with an aggregate par value of Six Hundred Thousand Dollars ($600,000), and the Institutional Class, and Twenty Million (20,000,000) shares (par value $0.01 per share) of the Government Income Series were classified and allocated to such class, with an aggregate par value of Two Hundred Thousand Dollars ($200,000);

          (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid amendment, is One Hundred Million (100,000,000) shares, with a par value of One Cent ($0.01) per share, with an aggregate par value of One Million Dollars ($1,000,000). One series of shares is designated as the Government Income Series and Eighty Million (80,000,000) shares of common stock (par value $0.01 per share) are classified and allocated to such series, with an aggregate par value of Eight Hundred Thousand Dollars ($800,000). One class of the Government Income Series has been designated as the U.S. Government Fund class, and Eighty Million (80,000,000) shares of the Government Income Series (par value $0.01 per share) have been designated and allocated to the U.S. Government Fund class, with an aggregate par value of Eight Hundred Thousand Dollars ($800,000); and

          (c) The total number of shares of all classes and series of stock and the individual and aggregate par value of such shares have not been changed by this amendment.

          THIRD:       The amendment was advised by the Board of Directors and
approved by the stockholders.

          FOURTH:      The Articles of Amendment shall become effective at
5:00 P.M. on the date of filing.

          FIFTH:       At the effective time, each issued share of the
Institutional Class shall be changed into a share of the U.S. Government Fund Class, and the Original Class shares shall be redesignated U.S. Government Fund Class shares. Outstanding certificates of Institutional Class shall be deemed to represent the same number of shares of the U.S. Government Fund Class.

          THE UNDERSIGNED, Vice President of DELAWARE GROUP GOVERNMENT FUND, INC., who executed on behalf of said Corporation the foregoing Articles of amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                  /s/Eric E. Miller
                                                  -----------------
                                                  Eric E. Miller
                                                  Vice President


          IN WITNESS WHEREOF, DELAWARE GROUP GOVERNMENT FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary, on May 15, 1992.

                                   DELAWARE GROUP GOVERNMENT FUND, INC.

                                   By:/s/Eric E. Miller
                                      -----------------
                                   Eric E. Miller
                                   Vice President

Attest:



/s/Richard J. Flannery
-----------------------
Richard J. Flannery
Assistant Secretary

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                      DELAWARE GROUP GOVERNMENT FUND, INC.


          DELAWARE GROUP GOVERNMENT FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

          ONE:         ARTICLE FIFTH of the Articles of Incorporation is hereby
amended in its entirety to read as follows:

          FIFTH:       The total number of shares of stock which the
          -----
corporation shall have authority to issue is One Hundred Million (100,000,000) share of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of One Million Dollars ($1,000,000).

          Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

          Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the corporation shall have the power to designate one or more series of shares of Common Stock and to classify or reclassify any unissued shares with respect to such series and such series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein.

          Subject to the aforesaid power of the Board of Directors, one series of shares will be deemed initially designated as the Government Income Series and Eighty Million (80,000,000) shares of common stock shall be deemed initially classified and allocated to such series. The Government Income
Series shall be divided into two classes of common stock initially designated as the Original Class and the Institutional Class. Sixty Million (60,000,000) shares of common stock in the Government Income Series shall be deemed initially classified and allocated to the Original Class and Twenty Million (20,000,000) shares of common stock in the Government Income Series shall be deemed initially classified and allocated to the Institutional Class. The shares of the Original Class and the shares of the Institutional Class shall have the same rights, privileges, limitations and priorities, provided that dividends paid on the Institutional Class of shares shall not reflect any reduction for payment of the Original Class pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of the Institutional Class shall not vote upon or with respect to any matter relating to or arising from any such Plan of Distribution.

          At any time when there are no shares outstanding or subscribed for of a particular series, or a particular class within a series, previously established and designated herein or by the Board of Directors, the series of class may be liquidated by similar means. Each share of a series shall have equal rights with each other share of that series with respect to the assets of the corporation pertaining to that series. The dividends payable to the holders of any series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to Common Stock or series of stock shall apply without discrimination to the shares of each series of stock.

          The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series; and (3) when the matter does not affect any interest of a particular series, then only shareholders of the affected series shall be entitled to vote thereon.
Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

          Each series of stock of the corporation shall have the following powers, preferences and participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

          1. All consideration received by the corporation for the issue or sale of stock of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of stock with respect to which such assets, payments or funds were received by the corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

          2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

          3. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the corporation or any series or class of the corporation as may be permitted or required under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, without the vote of shareholders of the corporation or any series of class thereof.

          4. In the event of the liquidation or dissolution of the corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

          5. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

             The Board of Directors may provide for a holder of any series of stock of the corporation, who surrenders his certificate in good form for transfer to the corporation or, if the shares in question are not represented by certificates, who delivers to the corporation a written request in good order signed by the shareholder, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the corporation.

          The net asset value per share of a series of the corporation's common stock shall be determined in accordance with the Investment Company Act of 1940, as amended, and with generally accepted accounting principles, by adding the market or appraised value of all securities, cash and other assets of the corporation pertaining to that series, subtracting the liabilities determined by the Board of Directors to be applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the number of shares of that series outstanding. Securities and other investments and assets will be valued at the current market value, and in the absence of a readily available market value, will be valued at fair value as determined in good faith by the Board of Directors.

             The holders of the shares of Common Stock or other securities of the corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

          TWO:         Pursuant to Section 2-604(b) of the Maryland General
Corporation Law, the board of directors of the Corporation on January 21, 1988 duly adopted a resolution setting forth the foregoing amendment to the Articles of Incorporation, declaring said amendment to the Articles of Incorporation advisable and directing that it be submitted for consideration by the shareholders of the Corporation at the annual meeting to be held on April 19, 1988, which annual meeting was postponed until June 14, 1988.

          THIRD:       Notice setting forth said amendment to the Articles of
Incorporation and stating that a purpose of the meeting of the shareholders would be to take action thereon was given, as required by law, to all shareholders entitled to vote thereon. The amendment to the Articles of Incorporation was approved by the shareholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon. (Approval by a majority of all the votes entitled to be cast on the matter is authorized pursuant to the Articles of Incorporation of the Corporation.)

          FOURTH:      The amendment to the Articles of Incorporation as
hereinabove set forth has been duly advised by the board of directors and approved by the shareholders of the Corporation.

          FIFTH:       The amendment to the Articles of Incorporation as
hereinabove set forth shall be duly filed with Maryland Department of Assessments and Taxation on June 15, 1988, the effective time being 5:00 p.m. on that date.

          IN WITNESS WHEREOF, Delaware Group Government Fund, Inc., has caused these Articles of Amendment to be signed by its President and attested by its Secretary on June 14, 1988.

                       DELAWARE GROUP GOVERNMENT FUND, INC.



                       /s/John H. Durham
                       -----------------
                       John H. Durham
                       President



Attest:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary


          THE UNDERSIGNED, President of Delaware Group Government Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


            /s/John H. Durham
            ------------------
            John H. Durham
            President

                      DELAWARE GROUP GOVERNMENT FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


          Delaware Group Government Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

          FIRST:       The Board of Directors of the Corporation, at a meeting
held on June 18, 1987, adopted a resolution designating the Institutional Class of shares (as distinguished from the existing Original Class of shares) as the second class of the Government Series of common stock of the Corporation and allocated Ten Million (10,000,000) shares of authorized and unissued Common Stock, with a par value of One Cent ($.01) per share, to such Institutional Class of the Government Series.

          SECOND:      The Board of Directors of the Corporation, at a meeting
held on June 18, 1987, adopted a resolution designating the Institutional Class of shares (as distinguished from the existing Original Class of shares) as the second class of the GNMA Series of common stock of the Corporation and allocated Ten Million (10,000,000) shares of authorized and unissued Common Stock, with a par value of One Cent ($.01) per share, to such Institutional Class of the GNMA Series.

          THIRD:       The shares of the Institutional Class of the Government
Series shall have the same rights and privileges, and shall be subject to the limitations and priorities as the shares of the Original Class, all set forth in the Articles of Incorporation of the Corporation, provided, that dividends paid on the Institutional Class of shares shall not reflect any reduction for payment of fees under the Distribution Plan of the Original Class adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of the Institutional Class shall not vote upon or with respect to any matter relating to or arising from any such Plan of Distribution.

          FOURTH:      The shares of the Institutional Class of the GNMA
Series shall have the same rights and privileges, and shall be subject to the limitations and priorities as the shares of the Original Class, all set forth in the Articles of Incorporation of the Corporation, provided, that dividends paid on the Institutional Class of shares shall not reflect any reduction for payment of fees under the Distribution Plan of the Original Class adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of the Institutional Class shall not vote upon or with respect to any matter relating to or arising from any such Plan of Distribution.

          FIFTH:       The shares of the Institutional Class of said Government
and GNMA Series have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.

          IN WITNESS WHEREOF, Delaware Group Government Fund, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 29th day of June, 1987.

          DELAWARE GROUP GOVERNMENT FUND, INC.



          /s/John H. Durham
          -----------------
          John H. Durham


ATTEST:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary


          THE UNDERSIGNED, President of DELAWARE GROUP GOVERNMENT FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                               /s/John H. Durham
                               -----------------
                                John H. Durham

                           ARTICLES OF INCORPORATION
                                       OF
                      DELAWARE GROUP GOVERNMENT FUND, INC.


          FIRST:       The undersigned, Donald M. Allen whose post office
          -----
address is Ten Penn Center Plaza, Philadelphia, Pennsylvania 19103, and being at least eighteen years of age, does hereby cause to be filed these Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of Maryland.

          SECOND:      The name of the corporation is Delaware Group
          ------
Government Fund, Inc.

          THIRD:       The purpose for which the corporation is formed is to
          -----
operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

          1. To Purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

          2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

          3. To purchase or otherwise acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

          4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

          5. To borrow or raise moneys for any of the purposes of the corporation, and to mortgage or pledge the whole or any part of the property and franchises of the corporation, real, personal, and mixed, tangible or intangible, and wheresoever situate.

          6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

          7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Incorporation, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

          The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

          FOURTH:      The post office address of the principal office of the
          ------
corporation in the State of Maryland is:

          c/o The Corporation Trust, Incorporated
          32 South Street
          Baltimore, Maryland 21202

          The name and post office address of the initial resident agent of the corporation in the State of Maryland is:

          The Corporation Trust, Incorporated
          32 South Street
          Baltimore, Maryland 21202

          FIFTH:       The total number of shares of stock which the
          -----
corporation shall have authority to issue is One Hundred Million (100,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of One Million Dollars ($1,000,000).

          Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

          Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the corporation shall have the power to designate one or more series of shares of Common Stock and to classify or reclassify any unissued shares with respect to such series and such series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. Subject to the aforesaid power of the Board of Directors, two series of shares will be deemed initially designated as the US Government Series and GNMA Series and Thirty Million (30,000,000) shares of common stock shall be deemed initially classified and allocated to each such series. At any time when there are no shares outstanding or subscribed for a particular series previously established and designated herein or by the Board of Directors, the series may be liquidated by either means. Each share of a series shall have equal rights with each other share of that series with respect to the assets of the corporation pertaining to that series. The dividends payable to the holders of any series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to Common Stock or series of stock shall apply without discrimination to the shares of each series of stock.

          The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series; and (3) when the matter does not affect any interest of a particular series, then only shareholders of affected series shall be entitled to vote thereon. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

          Each series of stock of the corporation shall have the following powers, preferences and participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

          1. All consideration received by the corporation for the issue or sale of stock of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of stock with respect to which such assets, payments or funds were received by the corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

          2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

          3. The Board of Directors shall have the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability for the corporation for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.
In furtherance, and not in limitation of the foregoing, to the extent deemed necessary or appropriate by the Board of Directors to comply with the provisions of the IRC, in the event that a series of shares has a net capital loss for a fiscal year, and to the extent that the net capital loss offsets net capital gains from another series, the amounts to be deemed available for distribution to the series with the net capital gain shall be reduced by the amount of offset. The shareholders of the series with the net capital gain shall be entitled to a full distribution of the net income to the extent earned and to recognition in the net asset value of such series of the amount of the realized net capital gain to the extent not distributed. If the net capital loss of a series exceeds the net capital gain from another series, the amounts to be deemed available for distribution to the series with the net capital gain shall be reduced by the amount of offset. The shareholders of the series with the net capital gain shall be entitled to a full distribution of the net income to the extent earned and to recognition in the net asset value of such series of the amount of the realized net capital gain to the extent not distributed. If the net capital loss of a series exceeds the net capital gain from another series, the excess loss shall not reduce the net investment income available for distribution to the series with the loss, but shall be carried forward.

          4. In the event of the liquidation or dissolution of the corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

          5. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

          The Board of Directors may provide for a holder of any series of stock of the corporation, who surrenders his certificate in good form for transfer to the corporation or, if the shares in question are not represented by certificates, who delivers to the corporation a written request in good order signed by the shareholder, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the corporation.

          The net asset value per share of a series of the corporation's common stock shall be determined in accordance with the Investment Company Act of 1940, as amended, and with generally accepted accounting principles, by adding the market or appraised value of all securities, cash and other assets of the corporation pertaining to that series, subtracting the liabilities determined by the Board of Directors to be applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the number of shares of that series outstanding. Securities and other investments and assets will be valued at the current market value, and in the absence of a readily available market value, will be valued at fair value as determined in good faith by the Board of Directors.

          The holders of the shares of Common Stock or other securities of the corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

          SIXTH:       The number of directors of the Corporation shall be
          -----
such number as may from time to time be fixed by the By-Laws of the corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of seven directors until such time as the number of directors is fixed as stated above. The name of the directors who shall act as such until successors are duly chosen and qualify are: James P. Schellenger, John H. Durham, Milton Fritsche, William Buchanon Gold, Jr., Paul
I. Guest, W. Thacher Longstreth and J. Permar Richards.

          SEVENTH:     The following provisions are inserted for the
          -------
management of the business and for the conduct of the affairs of the corporation:

          1. The Board of Directors shall have power to fix an initial offering price for the shares of any series which shall yield to the corporation not less than the par value thereof, at which price the shares of the Common Stock of the corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the corporation not less than the par value thereof from sales of the shares of its Common Stock; provided, however, that no shares of the Common Stock of the corporation shall be issued or sold for a consideration which shall yield to the corporation less than the net asset value of shares of such series determined as hereinafter provided, as of the business day on which such shares are sold, or at such other times set by the Board of Directors, except in the case of shares of such Common Stock issued in payment of a dividend properly declared and payable.

          The net asset value of the property and assets of any series of the corporation shall be determined at such times as the Board of Directors may direct, by deducting from the total appraised value of all of the property and assets of the corporation, determined in the manner hereinafter provided, all debts, obligations and liabilities of the corporation (including, but without limitation of the generality of any of the foregoing, any or all debts, obligations, liabilities or claims of any and every kind and nature, whether fixed, accrued, or unmatured, and any reserves or charges, determined in accordance with generally accepted accounting principles, for any or all thereof, whether for taxes, including estimated taxes or unrealized book profits, expenses, contingencies or otherwise).

          In determining the total appraised value of all the property and assets of the corporation or belonging to any series thereof:

          (a) Securities owned shall be valued at market value or, in the absence or readily available market quotations, at fair value as determined in good faith by or as directed by the Board of Directors in accordance with applicable statutes and regulations.

          (b) Dividends declared but not yet received, or rights, in respect of securities which are quoted ex-divided or ex-rights, shall be included in the value of such securities as determined by or pursuant to the direction of the Board of Directors on the day the particular securities are first quoted ex-dividend or ex-rights, and on each succeeding day until the said dividends or rights are received and become part of the assets of the corporation.

          (c) The value of any other assets of the corporation (and any of the assets mentioned in paragraphs (a) or (b), in the discretion of the Board of Directors in the event of a national financial emergency, as hereinafter defined) shall be determined in such manner as may be approved from time to time by or pursuant to the direction of the Board of Directors.

          The net asset value of each share of the Common Stock of the corporation shall be determined by dividing the total market value of the property and assets of the relevant series of the corporation by the total number of shares of its Common Stock then issued and outstanding for such series, including any shares sold by the corporation up to and including the date as of which such net asset value is to be determined whether or not certificates therefor have actually been issued. In case the net asset value of each share so determined shall include a fraction of one cent, such net asset value of each share shall be adjusted to the nearest full cent.

          For the purposes of these Articles of Incorporation, a "national financial emergency" is defined as the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the corporation of securities owned by such series is not reasonably practicable or it is not reasonably practicable for the corporation fairly to determine the value of the net assets of such series, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. The Board of Directors may, in its discretion, declare the suspension described in (iv) above at an end, and such other suspension relating to a natural financial emergency shall terminate as the case may be on the first business day on which said Stock Exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority, the determination of the Board of Directors shall be conclusive).

          2. To the extent permitted by law, and except in the case of a national financial emergency, the corporation shall redeem shares of its Common Stock from its stockholders upon request of the holder thereof received by the corporation or its designated agent during business hours of any business day, provided that such request must be accompanied by surrender of outstanding certificate or certificates for such shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such shares (or, on such request in the event no certificate is outstanding) by, or pursuant to the direction of the Board of Directors of the corporation, and accompanied by proper stock transfer stamps. Shares redeemed upon any such request shall be purchased by the corporation at the net asset value of such shares determined in the manner provided in Paragraph (1) of this Article Seventh, as of the close of business on the business day during which such request was received in good order by the corporation.

          Payments for shares of its Common Stock so redeemed by the corporation shall be made from the assets of the applicable series in cash, except payment for such shares may, at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose in their complete discretion, be made from the assets of that series in kind or partially in cash and partially in kind.

In case of any payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities of such series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the current net asset value of the series of the Fund's shares, provided that any stockholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the Investment Company Act of 1940 shall receive cash.

          Payment for shares of its Common Stock so redeemed by the corporation shall be made by the corporation as provided above within seven days after the date which such shares are deposited; provided, however, that if payment shall be made by delivery of assets of the corporation, as provided above, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered may be made, but not necessarily within such seven day period.

          The right of any holder of shares of the Common Stock of the corporation to receive dividends thereon and all other rights of such stockholder with respect to the shares so redeemed by the corporation shall cease and determine from and after the time as of which the purchase price of such shares shall be fixed, as provided above, except the right of such stockholder to receive payment for such shares as provided for herein.

          3. The Board of Directors, may from time to time, without the vote or consent of stockholders, establish uniform standards with respect to the minimum net asset value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors may authorize the closing of those stockholder accounts not meeting the specified minimum standards of net asset value by redeeming all of the shares in such accounts, provided there is mailed to each affected stockholder account, at least thirty
(30) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

          EIGHTH:      Subject to the Investment Company Act of 1940, as
          ------
amended, each of the following actions, to the extent required to be approved by the shareholders under Maryland General Corporation Law, shall be approved by a majority of all votes entitled to be cast on the matter:

          (i)          Amendment or amendment and restatement of the  Articles;
          (ii)         Reduction of stated capital;

          (iii) Consolidation, merger, share exchange or transfer of assets;
          (iv)         Distribution in partial liquidation; or
          (v)          Voluntary dissolution.

          NINTH:       The corporation expressly reserves the right to amend,
          -----
alter, change or repeal any provision contained in these Articles of Incorporation, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

          IN WITNESS WHEREOF, the undersigned incorporation of Delaware Group Government Fund, Inc. who executed the foregoing Articles of Incorporation hereby acknowledged the same to be his act and further acknowledge that, to the best of his knowledge the matters and facts set forth therein are true and all material respects under the penalties of perjury.

          Dated the 19th day of April, 1985.


          /s/Donald M. Allen
          ------------------
          Donald M. Allen